SEC 873  (5/99)

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                February 27, 2001
                Date of Report (Date of earliest reported event)


                            AMERINET GROUP.COM, INC.
             (Exact name of registrant as specified in its chapter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                    000-03718
                            (Commission File Number)


                                   65-0957587
                        (IRS Employer Identification No.)


                            Crystal Corporate Center;
                    2500 North Military Trail, Suite 225-C;
                           Boca Raton, Florida 33431

               (Address of principal executive offices) (Zip Code)


                                 (561) 998-3435
               Registrant's telephone number, including area code


                                (Not Applicable)
          (Former name or former address, if changed since last report)

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                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

         The Private Securities Litigate Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this Annual Report and Form 10-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward-looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.

                                     CONTEXT

         The information in this report is qualified in its entirety by reference to the entire report; consequently, this report must be read in its entirety. This is especially important in light of material subsequent events disclosed. Information may not be considered or quoted out of context or without referencing other information contained in this report necessary to make the information considered, not misleading.


                       INFORMATION INCLUDED IN THE REPORT

ITEM 5.           OTHER EVENTS.

Acquisition of Park City Group, Inc.

     AmeriNet Group.com, Inc. ("our company") signed a letter of intent on February 27, 2001,which was ratified by our company's board of directors on March 9, 2001, to acquire Park City Group, Inc. ("Park City"), a software developer. A copy of the letter of intent, our company's press release dated March 12, 2001, Park City unaudited financial statements and confidential projections are included as exhibits to this report.



ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation       Page
of Exhibit        Number
as Set Forth      or Source of
in Item 601 of    Incorporation
Regulation S-B    By Reference    Description

(10)                              Material Contracts

         (i)                      Material agreements pertaining to our Company

         .78      4               Letter of Intent between our company and Park
                                  City, dated February 27, 2001

(99)                              Additional Exhibits

         .56      12             Our  company's  press  release dated March 12,
                                  2001.
         .57      14             Park City's unaudited financial statements and
                                  confidential projections.






                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, our Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                AmeriNet Group.com, Inc

Dated: March 14, 2001                           /s/ Edward C. Dmytryk
                                               ---------------------------------
                                               Edward C. Dmytryk
                                               President



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